UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04611

Exact name of registrant as specified in charter:	Aberdeen Asia-Pacific Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2010

Item 1   –   Reports to Stockholders

10

Aberdeen Asia Pacific Income Fund, Inc.

Semi-Annual Report

April 30, 2010

Invests primarily in Australian and Asian debt securities.

Letter to Shareholders (unaudited)

June 10, 2010

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) for the six months ended April 30, 2010. The Fund’s investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was 7.69% over the six months ended April 30, 2010 and 9.36% per annum since inception, assuming the reinvestment of distributions.

Share Price Performance

The Fund’s share price increased by 13.1% over the six-month period, from $6.04 on October 31, 2009 to $6.83 on April 30, 2010. The Fund’s share price on April 30, 2010 represented a premium of 0.3% to the NAV per share of $6.81 on that date, compared with a discount of 7.5% to the NAV per share of $6.53 on October 31, 2009. At the date of this letter, the share price was $6.10 representing a discount of 4.7% to the NAV per share of $6.40.

Asia: 53.6% of Total Investments Invested in Asian Debt Securities

As of April 30, 2010, the Fund held 53.6% of its total investments in Asian debt securities (including New Zealand). Of the Fund’s total investments, 38.9% were held in U.S. dollar denominated bonds issued by foreign issuers, bringing the Fund’s total U.S. dollar exposure to 36.5%.

Credit Quality 67.9% of Securities Rated or Deemed Equivalent to A or Better

As of April 30, 2010, 67.9% of the Fund’s portfolio was invested in securities where either the issue or the issuer was rated A or better, or judged by Aberdeen Asset Management Asia Limited (the “Investment Manager”) to be of equivalent quality.

Distributions

Distributions to common shareholders for the twelve months ended April 30, 2010 totaled $0.42 per share. Based on the share price of $6.83 on April 30, 2010, the distribution rate over the twelve months then ended was 6.1%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On June 9, 2010, the Board of Directors (the “Board”) authorized a monthly distribution of 3.5 cents per share, payable on July 16, 2010 to common shareholders of record as of June 30, 2010.

The Board’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. It is the Board’s intention that the monthly distribution of 3.5 cents per share be maintained for twelve months, beginning with the July 16, 2010 distribution payment. This policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in September 2010.

Share Repurchase Policy

The Board’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six months ended April 30, 2010 and the fiscal year ended October 31, 2009, the Fund repurchased 0 and 753,400 shares, respectively.

Revolving Credit Facility and Leverage

The Fund has entered into a $600 million loan facility with a syndicate led by The Bank of Nova Scotia, which was renewed for another 364 day term on April 14, 2010. Under the terms of the loan facility and applicable regulation, the Fund is required to maintain certain asset coverage ratios for the amount of its borrowings outstanding. The Board continually evaluates the use of leverage for the Fund. In December 2008, the Board authorized the Fund to use reverse repurchase agreements as another form of leverage. The Fund may implement a reverse repurchase agreement program if the Board determines it would be advantageous for the Fund and shareholders to do so.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, 2009, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Transfer Agent and Dividend Reinvestment and Direct Stock Purchase Plan

We would like to advise you that as of September 24, 2010, Computershare Trust Company, N.A. (“Computershare”) will replace The Bank of New York Mellon Corporation (“BNY Mellon”) as the transfer agent for the Fund. Computershare has been servicing investment company investors for over 35 years and will provide you the flexibility to access information and process transactions using their toll-free shareholder services center, automated telephone support system and online investor center. No actions are required on your part with respect to this change.

In addition, as part of a broad effort to enhance available services to shareholders, we are pleased to announce the availability of a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”) that will be sponsored and administered by Computershare. Effective September 24, 2010, the Dividend Reinvestment Plan (the “DRIP”) currently administered by BNY Mellon will terminate and participants in the DRIP will automatically be enrolled in the Plan administered by Computershare. Shareholders will receive a separate mailing containing additional information about the enhanced features of the Plan, including the related terms and conditions.

Investor Relations Information

For information about the Fund, daily updates of share price, NAV and details of distributions, please contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-800-522-5465 in the United States,
•	emailing InvestorRelations@aberdeen-asset.com, or
•	visiting the website at www.aberdeenfax.com.

For additional information on the Aberdeen Closed-End Funds Aberdeen invites you to visit our recently redesigned website and Closed-End Investor Center at: www.aberdeen-asset.us/cef

From the site you will also be able to review performance, download literature and sign up for email services. The site houses topical information about the funds including fact sheets from Morningstar that are updated daily and monthly manager reports. If you sign up for the email service online, we can ensure that you are among the first to know about Aberdeen’s latest closed-end fund news.

Yours sincerely,

Christian Pittard

President

All amounts are U.S. dollars unless otherwise stated.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year,

October 31. Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may be required to indicate the sources of certain distributions to shareholders.

The Fund estimates that distributions for the fiscal year commencing November 1, 2009, including the distribution paid on June 11, 2010 are comprised of 65% net investment income and 35% of return of capital.

This estimated distribution composition may vary from month to month because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Aberdeen Asia-Pacific Income Fund, Inc.

Dividend Reinvestment and Cash Purchase Plan (unaudited)

In January 2011, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2010 calendar year.

We invite you to participate in the Fund’s Dividend Reinvestment and Cash Purchase Plan (the “Plan”) which allows you to automatically reinvest your distributions in shares of the Fund’s common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per transaction, with a maximum of $10,000 per month, and an aggregate annual limit of $120,000. Under this arrangement, The Bank of New York Mellon Corporation (the “Plan Agent”) will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or before the investment date. The investment date is the 15th day of each month, but if such date is not a business day, the preceding business day.

As a participant in the Plan, you will benefit from:

•	Automatic reinvestment – the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;
•	Lower costs – shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage commissions on share purchases is currently 2 cents per share;
•	Convenience – the Plan Agent will hold your shares in non-certificated form and will provide a detailed plan account statement of your holdings at the end of each month.

To request a brochure containing information on the Plan, together with an enrollment form, please contact the Plan Agent:

The Bank of New York Mellon Corporation

Shareholder Relations Department

480 Washington Blvd.

Jersey City, NJ 07310

or call toll free at 1-866-221-1606.

Report of the Investment Manager (unaudited)

Share Price Performance

On April 30, 2010, the Fund’s share price was $6.83, which represented a premium of 0.3% to the NAV per share of $6.81. As of June 10, 2010, the share price was $6.10, representing a discount of 4.7% to the NAV per share of $6.40.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its common shareholders. The amounts borrowed from the line of credit may be invested at higher rates than incurred under the credit loan facility. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will also reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager or Investment Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.

Prices and availability of leverage are volatile in the current market environment. The Board continually evaluates the use of leverage for the Fund and may explore other forms of leverage. In December 2008, the Board authorized the Fund to use reverse repurchase agreements as another form of leverage. The Fund may implement a reverse repurchase agreement program if the Board determines it would be advantageous for the Fund and shareholders to do so. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements; coupled with the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets.

Interest Rate Swaps

The Fund enters into interest rate swaps to efficiently gain or hedge interest rate or currency risk. On March 26, 2010, the Fund entered into a new interest rate swap agreement with an aggregate notional amount of Hong Kong dollars (“HKD”) 53.0 million. As of April 30, 2010, the Fund held interest rate swap agreements with an aggregate notional amount of US$450.3 million which represented approximately 75% of the total borrowings. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest. The U.S. Dollar agreements receive the three month USD-LIBOR BBA rate. The HKD agreement receives the three month HKD-HIBOR rate. The Thai Baht (“THB”) agreement receives the six month Thai Baht Fixing rate. The Fund pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Terms as of April 30, 2010	Amount (in millions)		Fixed Rate Payable (%)
59 months	HKD	53.0	2.3250
54 months	HKD	74.0	2.5050
50 months		$144.0	3.0125
50 months		$22.5	2.9600
30 months	THB	695.0	3.2300
24 months		$130.0	1.8170
12 months		$116.0	1.4700

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Board’s Leverage Committee.

Economic Review

The six-month period covered by this report generally proved to be a positive one for investors. Global equity markets have been trending upward, global credit markets continued to strengthen and economic data releases continued to point towards improving growth conditions, particularly in the Asia-Pacific region. Policy makers across Asia have responded to improving growth by gradually tightening monetary conditions, particularly in the latter half of the period under review. However, confidence in the sustainability of the global economy remains fragile. As a result, monetary policy in the region remains accommodative for future growth.

Across the region’s major markets the Australian bond market, as represented by the UBS Composite (All Maturities) Bond Index, returned 2.9% during the 6 months in Australian dollar terms. This return was boosted by the appreciation of the Australian dollar from around 90 US cents to approximately 92.4 US cents during the period. A surprise early tightening by the Reserve Bank of Australia (“RBA”) in October was followed by some mixed economic data during this period. Nonetheless yields rose from early February through to the end of March as domestic and US data continued to improve. The RBA was the first of the G20 nations to hike rates post the financial crisis and this action triggered improved risk appetite and paved expectations for further tightening in 2010. Indeed the RBA’s surprise decision to pause rates in early February was short-lived. The RBA recommenced its tightening in March and again in April, resulting in rising yields in longer dated bonds.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

Supportive macro-economic data in Australia added to the positive view for credit and the volume of new money being allocated to the sector around the globe, particularly from retail investors, has driven demand. For the first two weeks of April, credit markets performed strongly with spreads continuing to tighten. However, later in the month spread volatility rose substantially, driven by the SEC’s action against Goldman Sachs and the Greek-led deterioration in the broader European sovereign debt market.

The US dollar Asian bond market for the six-month period ended April 30, 2010, also continued to perform well. During this period the market returned 6.7%. An environment of improving global economic growth and increasing investor confidence supported the credit rally with both investment grade and high yield bonds delivering positive returns. During the fiscal half-year, we saw broad based buying of US dollar Asian bonds with fewer offers particularly in December and January, however primary bond issuance between January and March helped satisfy that demand. So far in 2010, we have noticed particularly strong inflows of funds into Asian credit and this has helped spreads grind to post-financial crisis record spreads. Once again, investor concerns over Greece’s fiscal deficit led to some weakening in the Asian credit market very late in the period.

In the Asian local currency markets yields generally moved lower during the period, particularly at the short end of the curve. Through the first half of the period there was some pressure on bond markets as data continued to strengthen, often outpacing expectations, resulting in a pick up in inflation and policy rate expectations. A few central banks, namely those in Malaysia, India and China, began to tighten monetary policy rates, albeit hesitantly, while nearly all countries removed emergency liquidity measures. However, in the latter half of the period bonds found better support, driven by strong flows into the asset class and as risk aversion began to emerge.

The main periods of bond market weakness were in October, December and March. Firmer sentiment in October pushed yields higher, which gave way to weaker sentiment in November as the debt crises in Greece and Dubai dented risk appetite. However, by December risk trades were back in vogue as data released supported evidence of a strong recovery taking shape in Asia. There were also growing signs of inflationary pressures developing in the region particularly as oil prices climbed above US$80p.b. moving into January and March 2010.

For the remainder of the period, bond markets were generally more stable with market specific factors driving diverging performance between markets. Indonesia was the consistent and notable out-performer over the period with strong flows into emerging market debt due to its significantly higher yield, also supported by its robust economic performance through the crisis, low fiscal debt levels, and stable inflation. Also, Bank Indonesia indicated a willingness to keep policy rates on hold for an extended period of time. Earlier in 2009, South Korean bonds performed very well due to aggressive tightening by the Bank of Korea. This was then unwound when government pressure influenced the Bank of Korea to lower its rates. In addition to this there has been persistent speculation over Korea’s possible entry into the global bond index, which was expected to attract significant flows. This was also the driver for positive performance from Thai bonds in January as its weighting in the HSBC Asian Local Bond Index was increased by 2%, resulting in strong flows into Thai bonds. Deterioration in the political environment and an escalation in violence led to a strong domestic flight to safety providing further support for bonds even as data pointed to a firm underlying economic recovery.

The short end of India’s curve also performed well again as a result of some unwinding of policy rate expectations, while the longer end unperformed driven by a surge in inflation almost to double-digit territory and from fairly heavy bond supply. The Philippines and Malaysia had fairly stable bond markets; in the latter case Chinese Yuan revaluation expectations encouraged flows into Malaysia.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments

As of April 30, 2010, 67.9% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of April 30, 2010, compared with the previous six and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %
April 30, 2010	31.8	11.1	25.0	11.0	18.0	3.1
October 31, 2009	30.4	10.8	32.3	9.9	15.5	1.1
April 30, 2009	31.0	15.0	25.3	10.7	17.2	0.8

*	Below investment grade

Geographic Composition

The table below shows the geographical composition (i.e., with U.S. dollar denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of April 30, 2010, compared with the previous six and twelve months:

Date	Australia %	Asia (including NZ) %	United States %
April 30, 2010	42.7	53.6	3.7
October 31, 2009	48.0	48.6	3.4
April 30, 2009	48.7	48.1	3.2

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of April 30, 2010, compared with the previous six and twelve months:

Date	Australian Dollar %	Asian Currencies (including NZ dollar) %	US Dollar* %
April 30, 2010	42.7	20.8	36.5
October 31, 2009	48.0	18.7	33.3
April 30, 2009	45.2	14.6	40.2

*	Includes U.S. dollar denominated bonds issued by foreign issuers: 38.9% on April 30, 2010, 34.2% on October 31, 2009, and 29.2% on April 30, 2009.

Maturity Composition

As of April 30, 2010, the average maturity of the Fund’s total investments was 7.0 years, compared with 6.6 years at October 31, 2009. The following table shows the maturity composition of the Fund’s investments as of April 30, 2010, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2010	28.4	24.7	34.9	12.0
October 31, 2009	30.0	26.5	32.9	10.6
April 30, 2009	27.8	27.1	34.6	10.5

Aberdeen Asia-Pacific Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from the previous six and twelve month periods.

	April 30, 2010	October 31, 2009	April 30, 2009
Australia
90 day bank bills	4.63%	3.94%	3.08%
10 year bonds	5.71%	5.54%	4.57%
Australian Dollar	$0.93	$0.90	$0.73
Malaysia
90 day T-bills	2.58%	2.04%	1.83%
10 year bonds	4.06%	4.28%	3.96%
Malaysian Ringgit*	~~R~~3.18	~~R~~3.41	~~R~~3.56
New Zealand
90 day bank bills	2.75%	2.81%	2.87%
10 year bonds	5.91%	5.73%	5.31%
New Zealand Dollar	$0.73	$0.72	$0.57
Philippines
90 day T-bills	4.14%	4.07%	4.51%
10 year bonds	8.11%	7.95%	8.13%
Philippines Peso*	~~P~~44.46	~~P~~47.62	~~P~~48.36
Singapore
90 day T-bills	0.33%	0.43%	0.20%
10 year bonds	2.67%	2.55%	2.04%
Singapore Dollar*	~~S~~$1.37	~~S~~$1.40	~~S~~$1.48
South Korea
90 day T-bills	2.15%	2.20%	1.96%
10 year bonds	4.82%	5.43%	4.69%
South Korean Won*	~~W~~1,108.35	~~W~~1,182.25	~~W~~1,238.00
Thailand
90 day deposits	0.75%	0.75%	0.75%
10 year bonds	3.53%	4.34%	2.92%
Thai Baht*	~~B~~32.36	~~B~~33.43	~~B~~35.26
US$ Bonds**
Hong Kong	0.93%	1.42%	1.76%
Malaysia	1.30%	1.74%	2.73%
Philippines	5.11%	5.69%	7.03%
South Korea	3.88%	4.41%	5.85%

*	These currencies are quoted Asian currency per U.S. dollar. The Australian and New Zealand dollars are quoted U.S. dollars per currency.
**	Sovereign issues.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments

As of April 30, 2010 (unaudited)

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS—125.2%
	AUSTRALIA—54.3%
AUD	1,300	ALE Finance Co. Pty Ltd., 4.35%, 5/20/15 (a)	$1,157,120
AUD	8,000	AMP Group Finance Services Ltd., 9.00%, 5/16/11	7,578,737
AUD	10,000	Asian Development Bank, 6.25%, 3/05/20	9,036,402
AUD	18,500	Asian Development Bank, 7.125%, 3/19/13	17,782,172
AUD	7,000	Australia & New Zealand Banking Group Ltd., 6.25%, 5/23/11 (a)(b)	6,465,892
AUD	7,000	Australia & New Zealand Banking Group Ltd., 6.75%, 11/10/14	6,509,353
AUD	22,500	Australia & New Zealand Banking Group Ltd., 8.50%, 4/22/13	22,058,944
AUD	4,000	Australian Prime Pty Fund Retail, 8.25%, 7/30/12	3,716,188
AUD	8,000	AXA SA, 5.9433%, 10/26/16 (a)(b)	5,861,085
AUD	9,000	AXA SA, 7.50%, 10/26/16 (a)(b)	7,148,661
AUD	3,200	Barclays Bank PLC, 6.75%, 8/13/12	2,980,836
AUD	21,460	Caisse d’Amortissement de la Dette Sociale, 7.50%, 2/28/13	20,695,111
AUD	4,000	CFS Retail Property Trust, 6.25%, 12/22/14	3,483,827
AUD	15,000	Cie de Financement Foncier, 6.25%, 1/30/17	13,054,581
AUD	28,400	Commonwealth Bank of Australia, 8.50%, 6/24/11	27,176,604
AUD	9,300	Council Of Europe Development Bank, 6.25%, 1/23/12	8,719,169
AUD	4,107	Crusade Global Trust, 4.7733%, 4/16/17 (a)	3,745,056
AUD	2,400	Deutsche Bank AG, 7.50%, 10/19/12	2,268,023
AUD	3,600	ELM BV for Swiss Reinsurance Co., 7.635%, 5/25/17 (a)(b)	2,659,633
AUD	7,300	Eurofima, 6.25%, 12/28/18	6,578,471
AUD	12,500	Eurofima, 6.50%, 8/22/11	11,727,352
AUD	35,000	European Investment Bank, 6.50%, 8/07/19	32,009,492
AUD	3,000	European Investment Bank, 7.00%, 1/24/12	2,850,057
AUD	8,700	General Electric Capital Australia Funding Pty Ltd., 6.00%, 8/17/12	7,909,157
AUD	6,600	General Electric Capital Australia Funding Pty Ltd., 6.00%, 5/15/13	5,931,249
AUD	3,500	GPT RE Ltd., 6.50%, 8/22/13	3,156,464
AUD	4,000	HBOS PLC, 6.75%, 5/01/12 (a)(b)	3,035,390
AUD	5,000	Heritage Building Society Ltd., 4.75%, 12/05/11 (a)(b)	4,163,386
AUD	5,000	Hypo Real Estate Bank International AG, 4.3467%, 2/22/11 (a)	4,256,693
AUD	24,500	Hypo Real Estate Bank International AG, 6.25%, 8/16/11	22,436,002
AUD	10,000	ING Bank Australia Ltd., 7.00%, 4/24/12	9,315,852
AUD	5,000	Inter-American Development Bank, 6.50%, 8/20/19	4,674,359
AUD	29,000	International Finance Corp., 7.50%, 2/28/13	28,136,653
AUD	6,300	JPMorgan Chase & Co., 7.00%, 6/21/12	5,912,894
AUD	20,000	Kreditanstalt fuer Wiederaufbau, 7.50%, 8/26/11	19,031,711
AUD	17,100	Landwirtschaftliche Rentenbank, 6.00%, 5/30/13	15,874,474
AUD	8,500	Leighton Finance Ltd., 9.50%, 7/28/14	7,977,824
AUD	4,000	Macquarie Bank Ltd., 6.50%, 5/31/12 (a)(b)	3,440,227
AUD	6,200	Macquarie Bank Ltd., 6.50%, 5/31/12 (a)(b)	5,392,497
AUD	6,000	Merrill Lynch & Co., Inc., 6.75%, 3/12/14	5,360,655
AUD	2,250	Mirvac Group Funding Ltd., 6.75%, 9/15/10	2,082,099
AUD	11,500	Monumental Global Funding Ltd., 6.50%, 11/08/11	10,333,273
AUD	1,500	Multiplex MPT CMBS Issuer Ltd., 4.4967%, 11/21/11 (a)	1,385,673
AUD	20,000	National Australia Bank Ltd., 8.25%, 5/20/13	19,498,617
AUD	3,500	National Capital Trust III, 5.4433%, 9/30/16 (a)(b)	2,746,383
AUD	2,500	National Wealth Management Holdings Ltd., 6.75%, 6/16/16 (a)(b)	1,943,060
AUD	2,300	Nederlandse Waterschapsbank NV, 6.25%, 8/08/13	2,126,951
AUD	14,000	New South Wales Treasury Corp., 7.00%, 12/01/10	13,144,764
AUD	6,183	Progress Trust, 4.5183%, 8/25/36 (a)	5,577,708
AUD	4,392	Puma Finance Ltd., 5.2833%, 7/24/12 (a)	4,014,945
AUD	5,000	QBE International Holdings PLC, 6.055%, 8/03/10 (a)(b)	4,574,399
AUD	8,000	Queensland Treasury Corp., 6.00%, 6/14/21	7,306,862
AUD	27,500	Queensland Treasury Corp., 6.50%, 4/16/12	26,034,198

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of April 30, 2010 (unaudited)

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	AUSTRALIA (continued)
AUD	5,000	Rabobank Capital Funding Trust, 5.1633%, 12/31/14 (a)(b)(c)	$3,851,911
AUD	5,000	Rabobank Capital Funding Trust, 6.415%, 12/31/14 (a)(b)(c)	4,083,861
AUD	15,000	Royal Bank Of Scotland NV, 6.50%, 5/17/13 (a)(b)	10,770,724
AUD	4,800	Royal Womens Hospital Finance Pty Ltd., 6.20%, 3/26/17 (a)	3,850,825
AUD	5,000	SNS Bank NV, 4.6133%, 11/08/11 (a)(b)	3,611,865
AUD	15,000	SPI Electricity & Gas Australia Holdings Pty Ltd., 6.50%, 11/03/11	13,908,863
AUD	29,720	St. George Bank Ltd., 10.00%, 5/09/13 (a)(b)	29,562,673
AUD	8,500	Stockland Trust Management Ltd., 8.50%, 2/18/15	7,982,000
AUD	5,000	Suncorp Metway Insurance Ltd., 6.75%, 9/23/14 (a)(b)	3,908,808
AUD	4,000	Suncorp Metway Insurance Ltd., 6.75%, 10/06/16 (a)(b)	2,861,582
AUD	5,000	Suncorp Metway Insurance Ltd., 8.75%, 5/30/11	4,748,851
AUD	3,500	Sydney Airport Finance Co. Pty Ltd., 6.25%, 11/21/11	3,158,650
AUD	21,500	Telstra Corp. Ltd., 7.25%, 11/15/12	20,417,968
AUD	2,000	Telstra Corp. Ltd., 8.75%, 1/20/15	1,922,514
AUD	2,500	The Goldman Sachs Group, Inc., 6.35%, 4/12/16	2,150,223
AUD	5,000	The Royal Bank of Scotland PLC, 5.4133%, 7/27/10 (a)(b)	4,049,019
AUD	5,000	Transurban Finance Co. Pty Ltd., 6.50%, 9/15/11	4,614,034
AUD	3,000	Transurban Finance Co. Pty Ltd., 7.25%, 3/24/14	2,745,780
AUD	11,150	Treasury Corp. of Victoria, 6.00%, 6/15/20	10,200,889
AUD	5,150	Treasury Corp. of Victoria, 6.00%, 10/17/22	4,620,095
AUD	26,440	Treasury Corp. of Victoria, 6.25%, 10/15/12	24,925,377
AUD	7,000	Vodafone Group PLC, 6.75%, 1/10/13	6,511,478
AUD	8,500	Volkswagen Financial Services Australia Pty Ltd., 7.00%, 6/24/11	7,913,197
AUD	3,500	Volkswagen Financial Services Australia Pty Ltd., 7.25%, 11/26/12	3,239,812
AUD	8,900	Wesfarmers Ltd., 8.25%, 9/11/14	8,545,682
AUD	7,000	Western Australia Treasury Corp., 7.00%, 4/15/11	6,608,000
AUD	25,240	Western Australia Treasury Corp., 7.00%, 4/15/15	24,393,747
AUD	128,350	Western Australia Treasury Corp., 8.00%, 6/15/13	126,563,104
AUD	92,760	Western Australia Treasury Corp., 8.00%, 7/15/17	95,763,134
AUD	6,500	Westpac Banking Corp., 7.00%, 8/18/14	6,108,255
AUD	4,600	Westpac Banking Corp., 7.25%, 9/24/12	4,364,784
AUD	8,000	Westpac Banking Corp., 7.25%, 11/18/16	7,455,976
AUD	9,000	Westpac Banking Corp., 8.25%, 4/18/11	8,550,513
AUD	5,797	Westpac Securitisation Trust, 4.2267%, 5/21/14 (a)	5,208,706
AUD	2,700	Woolworths Ltd., 6.00%, 3/14/11	2,504,050
AUD	2,000	WOT CMBS Pty Ltd., 4.55%, 5/16/13 (a)	1,755,090
			965,469,225
	CHINA—3.0%
USD	11,000	Agile Property Holdings Ltd., 10.00%, 11/14/13 (b)(c)	11,646,800
USD	13,940	CFG Investment SAC, 9.25%, 12/19/10 (b)(c)	14,915,800
USD	14,100	Country Garden Holdings Co., 11.75%, 9/10/14 (c)	14,805,000
USD	7,750	Parkson Retail Group Ltd., 7.125%, 5/31/10 (b)	8,021,002
USD	3,250	Xinao Gas Holdings Ltd., 7.375%, 8/05/12	3,462,745
			52,851,347
	HONG KONG—11.6%
USD	26,300	Fita International Ltd., 7.00%, 2/10/20	26,841,780
USD	29,100	Henson Finance Ltd., 5.50%, 9/17/19	28,522,365
HKD	138,500	Hong Kong Government Bond, 1.67%, 3/24/14	17,856,736
HKD	135,000	Hong Kong Government Bond, 1.69%, 12/22/14	17,157,570
HKD	143,000	Hong Kong Government Bond, 4.13%, 2/22/13	19,923,748
HKD	74,000	Hong Kong Government Bond, 4.53%, 6/18/12	10,273,459

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of April 30, 2010 (unaudited)

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	HONG KONG (continued)
USD	8,550	Hongkong Land Finance Co. Ltd., 5.50%, 4/28/14	$9,246,791
USD	1,300	Hutchison Whampoa International 03/13 Ltd., 6.50%, 2/13/13 (c)	1,429,575
USD	1,900	Hutchison Whampoa International 03/33 Ltd., 7.45%, 11/24/33 (c)	2,223,045
USD	28,800	Hutchison Whampoa International 09 Ltd., 7.625%, 4/09/19 (c)	33,891,552
USD	18,000	Swire Pacific MTN Financing Ltd., 5.50%, 8/19/19	18,750,366
USD	20,350	Wing Hang Bank Ltd., 6.00%, 4/20/17 (a)(b)	19,751,262
			205,868,249
	INDIA—5.0%
USD	18,000	Deutsche Bank India Government Bond Credit Linked Note, 6.90%, 7/22/19	17,989,020
USD	10,400	ICICI Bank Ltd., 6.375%, 4/30/17 (a)(b)(c)	10,050,477
USD	7,750	ICICI Bank Ltd., 6.625%, 10/03/12 (c)	8,226,168
USD	8,900	ICICI Bank UK PLC, 1.4844%, 12/01/11 (a)(b)	7,342,500
INR	1,638,700	India Government Bond, 7.02%, 8/17/16	35,987,270
USD	9,600	NTPC Ltd., 5.875%, 3/02/16	10,165,776
			89,761,211
	INDONESIA—10.5%
USD	18,450	Bank CIMB Niaga, 7.375%, 11/22/11 (a)(b)	18,822,745
IDR	167,000,000	Barclays Indonesia Government Bond Credit Linked Note, 9.50%, 6/17/15	19,527,180
USD	14,900	Indonesia Government International Bond, 6.625%, 2/17/37 (c)	15,298,620
USD	16,500	Indonesia Government International Bond, 11.625%, 3/04/19 (c)	23,842,500
IDR	112,160,000	Indonesia Treasury Bill, Zero Coupon, 3/03/11	11,781,404
IDR	49,850,000	Indonesia Treasury Bond, 10.00%, 10/15/11	5,742,638
IDR	58,290,000	Indonesia Treasury Bond, 10.00%, 2/15/28	6,660,515
IDR	24,285,000	Indonesia Treasury Bond, 10.50%, 8/15/30	2,838,958
USD	2,750	Indosat Finance Co. BV, 7.75%, 11/05/10 (c)	2,805,000
USD	6,950	Indosat Finance Co. BV, 7.75%, 11/05/10 (c)	7,098,876
USD	11,800	Listrindo Capital BV, 9.25%, 1/29/13 (b)(c)	12,631,428
USD	800	Majapahit Holding BV, 7.25%, 10/17/11 (c)	845,000
USD	2,600	Majapahit Holding BV, 7.25%, 6/28/17 (c)	2,781,605
USD	2,150	Majapahit Holding BV, 7.875%, 6/29/37 (c)	2,236,000
USD	2,500	Majapahit Holding BV, 8.00%, 8/07/19 (c)	2,775,000
USD	12,550	Matahari International Fin. Co. BV, 10.75%, 8/07/10 (b)	13,068,290
USD	12,700	MGTI Finance Co. Ltd., 8.375%, 9/15/10	12,758,864
USD	21,500	Perusahaan Penerbit SBSN, 8.80%, 4/23/14 (c)	25,387,329
			186,901,952
	MALAYSIA—8.1%
USD	15,100	AMBB Capital L Ltd., 6.77%, 1/27/16 (a)(b)	14,843,134
USD	8,650	Axiata SPV1 Labuan Ltd., 5.375%, 4/28/20	8,743,697
MYR	26,900	Malaysia Government Bond, 3.702%, 2/25/13	8,588,741
MYR	36,800	Malaysia Government Bond, 3.718%, 6/15/12	11,745,342
MYR	76,163	Malaysia Government Bond, 4.262%, 9/15/16	24,548,283
MYR	16,900	Malaysia Government Bond, 4.378%, 11/29/19	5,432,523
MYR	96,000	Malaysia Government Bond, 5.094%, 4/30/14	31,988,605
USD	7,150	Petronas Capital Ltd., 5.25%, 8/12/19 (c)	7,306,556
USD	16,900	Petronas Global Sukuk Ltd., 4.25%, 8/12/14 (c)	17,164,282
USD	4,450	Public Bank Bhd, 6.84%, 8/22/16 (a)(b)	4,583,002
USD	3,000	Tenaga Nasional Bhd, 7.50%, 11/01/25 (c)	3,651,600
USD	4,400	TNB Capital L Ltd., 5.25%, 5/05/15 (c)	4,686,977
			143,282,742

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of April 30, 2010 (unaudited)

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	NEW ZEALAND—0.2%
NZD	2,000	Bank of America Corp., 7.53%, 3/08/12	$1,466,009
NZD	2,000	General Electric Capital Corp., 6.50%, 9/28/15	1,463,559
NZD	1,500	Province of Quebec, 6.75%, 11/09/15	1,134,685
			4,064,253
	PHILIPPINES—7.8%
USD	7,000	National Power Corp., 6.875%, 11/02/16 (c)	7,717,626
PHP	487,000	Philippine Government Bond, 6.25%, 1/27/14	11,047,123
PHP	400,000	Philippine Government Bond, 7.00%, 1/27/16	8,985,111
PHP	153,000	Philippine Government Bond, 8.50%, 3/03/11	3,532,605
PHP	675,000	Philippine Government Bond, 9.125%, 9/04/16	16,477,420
PHP	95,000	Philippine Government Bond, 13.00%, 4/25/12	2,400,123
USD	12,200	Philippine Government International Bond, 7.75%, 1/14/31	14,182,500
USD	6,950	Philippine Government International Bond, 8.875%, 3/17/15	8,531,125
USD	23,870	Philippine Government International Bond, 9.875%, 1/15/19	31,747,100
USD	15,879	Philippine Government International Bond, 10.625%, 3/16/25	23,164,285
USD	8,750	Philippine Long Distance Telephone Co., 8.35%, 3/06/17	10,237,500
			138,022,518
	SINGAPORE—6.2%
USD	11,500	DBS Bank Ltd., 5.00%, 11/15/14 (a)(b)(c)	11,906,824
USD	8,500	DBS Capital Funding Corp., 7.657%, 3/15/11 (a)(b)(c)	8,744,375
SGD	6,250	Housing & Development Board, 1.55%, 10/26/12	4,631,039
USD	9,450	Prime Dig Pte Ltd., 11.75%, 11/03/12 (b)(c)	10,347,750
SGD	15,000	Singapore Government Bond, 2.375%, 4/01/17	11,057,341
SGD	10,440	Singapore Government Bond, 2.50%, 6/01/19	7,508,838
SGD	24,100	Singapore Government Bond, 3.625%, 7/01/14	19,401,722
SGD	5,990	Singapore Government Bond, 4.00%, 9/01/18	4,840,902
USD	19,200	ST Engineering Financial 1 Ltd., 4.80%, 7/16/19	19,640,698
USD	2,900	STATS ChipPAC Ltd., 6.75%, 11/15/10 (b)	2,932,625
USD	4,950	STATS ChipPAC Ltd., 7.50%, 7/19/10	5,018,063
SGD	6,250	Temasek Financial I Ltd., 3.265%, 2/19/20	4,580,703
			110,610,880
	SOUTH KOREA—16.4%
USD	12,600	Busan Bank, 5.50%, 3/14/12 (a)(b)	12,836,742
USD	2,620	Busan Bank, 6.00%, 10/30/12 (a)(b)	2,574,108
USD	7,800	Hana Bank, 4.50%, 10/30/15 (c)	7,833,446
USD	7,400	Hana Bank, 5.375%, 4/12/12 (a)(b)	7,510,304
USD	3,450	Hana Bank, 5.875%, 9/14/11 (a)(b)	3,499,732
USD	6,950	Hana Funding Ltd., 8.748%, 12/17/12 (a)(b)	7,524,612
USD	24,400	Hyundai Capital Services, Inc., 6.00%, 5/05/15 (c)	26,150,749
USD	12,000	Kookmin Bank, 7.25%, 5/14/14 (c)	13,409,676
USD	5,000	Korea Electric Power Corp., 7.00%, 2/01/27	5,591,305
USD	12,300	Korea Expressway Corp., 4.50%, 3/23/15 (c)	12,657,315
USD	5,290	Korea Expressway Corp., 4.875%, 4/07/14 (c)	5,558,288
USD	1,350	Korea Expressway Corp., 5.125%, 5/20/15 (c)	1,419,984
USD	5,850	Korea Midland Power Co. Ltd., 5.375%, 2/11/13	6,227,717
USD	7,900	Korea South-East Power Co. Ltd., 4.75%, 6/26/13	8,354,408
USD	17,570	Korea South-East Power Co. Ltd., 6.00%, 5/25/16 (c)	19,016,134
USD	7,590	Korea Southern Power Co. Ltd., 5.375%, 4/18/13 (c)	8,100,701
KRW	3,120,000	Korea Treasury Bond, 4.00%, 6/10/10	2,820,544

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of April 30, 2010 (unaudited)

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	SOUTH KOREA (continued)
KRW	39,510,000	Korea Treasury Bond, 4.50%, 3/10/15	$35,995,683
KRW	6,000,000	Korea Treasury Bond, 5.75%, 9/10/18	5,763,362
KRW	26,674,000	Korea Treasury Bond, 6.91%, 7/18/11	25,209,511
USD	15,750	KT Corp., 5.875%, 6/24/14 (c)	17,196,401
USD	1,750	National Agricultural Cooperative Federation, 5.00%, 9/30/14 (c)	1,829,212
USD	5,200	National Agricultural Cooperative Federation, 6.125%, 6/15/11 (a)(b)	5,263,216
USD	10,500	Republic of Korea, 7.125%, 4/16/19	12,509,175
USD	7,400	Shinhan Bank, 4.375%, 9/15/15 (c)	7,386,680
USD	12,080	Shinhan Bank, 5.663%, 3/02/15 (a)(b)	11,711,572
USD	3,600	Shinhan Bank, 6.819%, 9/20/16 (a)(b)	3,620,444
USD	10,250	Standard Chartered First Bank Korea Ltd., 7.267%, 3/03/14 (a)(b)(c)	10,451,607
USD	3,950	Standard Chartered First Bank Korea Ltd., 7.267%, 3/03/14 (a)(b)(c)	4,084,399
			292,107,027
	THAILAND—2.1%
USD	11,800	Bangkok Bank PCL, 9.025%, 3/15/29 (c)	13,837,801
USD	5,300	Kasikornbank PCL, 8.25%, 8/21/16 (c)	6,128,358
USD	1,850	Krung Thai Bank PCL, 7.378%, 10/10/16 (a)(b)	1,813,716
THB	73,000	Thailand Government Bond, 3.625%, 5/22/15	2,307,046
THB	101,000	Thailand Government Bond, 4.125%, 11/18/16	3,261,184
THB	264,000	Thailand Government Bond, 5.25%, 5/12/14	8,904,556
THB	30,000	Thailand Government Bond, 5.85%, 3/31/21	1,107,854
			37,360,515
		Total Long-Term Investments (cost $2,041,473,071)	2,226,299,919
	SHORT-TERM INVESTMENTS—4.5%
	UNITED STATES—4.5%
USD	78,122	Repurchase Agreement, State Street Bank & Trust Co., 0.02% dated 4/30/10, due 5/03/10 in the amount of $78,122,130, (collateralized by $20,465,000 U.S. Treasury Bond, 3.75% due 11/15/18; value $21,214,019 and $59,140,000 U.S. Treasury Bond, 2.625% due 4/30/16; value $58,474,675)	78,122,000
USD	801	Time Deposit, State Street Bank & Trust Co., 0.01%, 05/03/10	801,000
			78,923,000
		Total Short-Term Investments (cost $78,923,000)	78,923,000
		Total Investments—129.7% (cost $2,120,396,071)	2,305,222,919

		Liabilities in Excess of Other Assets—(29.7)%	(527,448,595)
		Net Assets Applicable to Common Shareholders—100.0%	$1,777,774,324

AUD—Australian Dollar	KRW—South Korean Won	SGD—Singapore Dollar
CNY—Yuan Renminbi	MYR—Malaysian Ringgit	THB—Thai Baht
HKD—Hong Kong Dollar	NZD—New Zealand Dollar	TWD—New Taiwanese Dollar
IDR—Indonesian Rupiah	PHP—Philippine Peso	USD—U.S. Dollar
INR—Indian Rupee

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at April 30, 2010.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (continued)

As of April 30, 2010 (unaudited)

(b)	The maturity date presented for these instruments represents the next call/put date.
(c)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2010, the aggregate market value of these securities amounted to $427,412,288 or 24.04% of net assets applicable to common shareholders.

Interest Rate Swap Agreements

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate Paid by the Fund	Floating Rate Received by the Fund	Unrealized Depreciation
Deutsche Bank	April 21, 2011	USD116,000	1.4700%	3 month LIBOR	$(1,006,816)
Deutsche Bank	April 21, 2012	USD130,000	1.8170	3 month LIBOR	(1,717,148)
Deutsche Bank	March 26, 2015	HKD53,000	2.3250	3 month HIBOR	(14,116)
Deutsche Bank	June 30, 2014	USD144,000	3.0125	3 month LIBOR	(5,370,977)
Merrill Lynch	June 30, 2014	USD22,500	2.9600	3 month LIBOR	(787,860)
UBS	October 16, 2014	HKD74,000	2.5050	3 month HIBOR	(152,628)
UBS	October 29, 2012	THB695,000	3.2300	6 month Thai Baht	(786,286)
					$(9,835,831)

Futures Contracts

Description	Expiration	Contracts	Unrealized Appreciation/ (Depreciation)
Purchase Contracts:
Australian Treasury Bond 6%—3 year	June 2010	2	$409
Australian Treasury Bond 6%—10 year	June 2010	1,074	3,500
United States Treasury Note 6%—2 year	June 2010	115	55,661
United States Treasury Note 6%—5 year	June 2010	97	29,554
United States Treasury Bond 6%—30 year	June 2010	12	43,238

Sale Contracts:
United States Treasury Bond 6%—10 year	June 2010	337	(443,040)
			$(310,678)

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (concluded)

As of April 30, 2010 (unaudited)

Forward Foreign Currency Exchange Contracts

Purchase/Sale	Amount Purchased	Amount Sold	Market Value as of April 30, 2010	Unrealized Appreciation/ (Depreciation)
Chinese Renminbi/United States Dollar
settlement date 07/06/10	CNY675,712,950	USD100,050,000	$99,942,753	$(107,247)
settlement date 01/28/11	CNY51,367,000	USD7,750,000	7,713,566	(36,434)
settlement date 04/12/11	CNY56,265,750	USD8,500,000	8,495,338	(4,662)

Indian Rupee/United States Dollar
settlement date 10/14/10	INR625,889,800	USD13,810,000	13,944,973	134,973

Indonesian Rupiah/United States Dollar
settlement date 09/24/10	IDR25,123,500,000	USD2,700,000	2,759,101	59,101
settlement date 01/24/11	IDR35,321,000,000	USD3,800,000	3,821,010	21,010

Malaysian Ringgit/United States Dollar
settlement date 10/19/10	MYR4,841,700	USD1,500,000	1,512,622	12,622

New Taiwan Dollar/United States Dollar
settlement date 07/15/10	TWD263,542,500	USD8,500,000	8,487,398	(12,602)
settlement date 10/12/10	TWD1,144,965,000	USD37,000,000	37,185,054	185,054

Philippine Peso/United States Dollar
settlement date 05/28/10	PHP191,436,000	USD4,300,000	4,297,137	(2,863)
settlement date 06/11/10	PHP661,323,600	USD14,700,000	14,827,883	127,883

Singapore Dollar/United States Dollar
settlement date 07/12/10	SGD28,180,998	USD20,520,000	20,565,682	45,682

South Korean Won/United States Dollar
settlement date 05/17/10	KRW2,107,378,000	USD1,820,000	1,898,539	78,539
settlement date 06/15/10	KRW16,323,375,000	USD14,500,000	14,682,925	182,925
settlement date 09/30/10	KRW35,205,120,000	USD30,720,000	31,634,625	914,625
settlement date 10/12/10	KRW9,491,950,000	USD8,500,000	8,523,152	23,152

Thai Baht/United States Dollar
settlement date 06/30/10	THB294,021,000	USD9,100,000	8,918,511	(181,489)

United States Dollar/Chinese Renminbi
settlement date 07/06/10	USD20,400,000	CNY137,497,800	20,336,903	63,097

United States Dollar/Hong Kong Dollar
settlement date 07/12/10	USD65,000,000	HKD504,226,125	64,987,008	12,992

United States Dollar/Indian Rupee
settlement date 07/19/10	USD6,400,000	INR297,152,000	6,658,585	(258,585)
settlement date 10/14/10	USD6,090,000	INR273,014,700	6,082,832	7,168

United States Dollar/Indonesian Rupiah
settlement date 05/27/10	USD11,340,000	IDR104,157,900,000	11,561,911	(221,911)
settlement date 07/28/10	USD7,800,000	IDR70,714,800,000	7,808,613	(8,613)
settlement date 09/24/10	USD1,600,000	IDR14,624,000,000	1,606,030	(6,030)

United States Dollar/Malaysian Ringgit
settlement date 07/09/10	USD40,300,000	MYR129,629,940	40,610,460	(310,460)
settlement date 10/19/10	USD4,450,000	MYR14,280,050	4,461,307	(11,307)

United States Dollar/Philippine Peso
settlement date 07/19/10	USD26,680,000	PHP1,190,941,840	26,609,658	70,342

United States Dollar/South Korean Won
settlement date 06/15/10	USD33,750,000	KRW38,356,995,000	34,502,233	(752,233)

United States Dollar/Thai Baht
settlement date 06/30/10	USD5,990,000	THB194,492,650	5,899,527	90,473
Net USD Total			$520,335,336	$115,202

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2010

Assets
Investments, at value (cost $2,120,396,071)	$2,305,222,919
Foreign currency, at value (cost $36,518,401)	36,622,084
Cash	9,712,111
Cash at broker for financial futures	5,844,807
Cash at broker for interest rate swap agreements	8,110,058
Interest receivable	34,657,266
Receivable for investments sold	8,704,571
Unrealized appreciation on forward foreign currency exchange contracts	2,029,638
Prepaid expenses and other assets	2,772,023
Total assets	2,413,675,477

Liabilities
Bank loan payable (Note 5)	600,000,000
Payable for investments purchased	10,858,538
Unrealized depreciation on interest rate swaps	9,835,831
Dividends payable to common shareholders	9,134,141
Unrealized depreciation on forward foreign currency exchange contracts	1,914,436
Investment management fee payable	1,183,264
Interest payable on bank loan	456,167
Variation margin payable for futures contracts	310,678
Administration fee payable	242,357
Payable for forward foreign currency exchange contracts closed	64,206
Deferred foreign capital gains tax	37,842
Accrued expenses	1,863,693
Total liabilities	635,901,153

Net Assets Applicable to Common Shareholders	$1,777,774,324

Composition of Net Assets Applicable to Common Shareholders
Common stock (par value $.01 per share)	$2,609,757
Paid-in capital in excess of par	1,654,939,950
Distributions in excess of net investment income	(11,514,941)
Accumulated net realized loss on investment transactions	(108,899,022)
Net unrealized appreciation on investments	22,516,361
Accumulated net realized foreign exchange gains	65,029,501
Net unrealized foreign exchange gains	153,092,718
Net Assets Applicable to Common Shareholders	$1,777,774,324
Net asset value per common share based on 260,975,744 shares issued and outstanding	$6.81

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2010

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $1,015,030)	$81,898,057

Expenses
Investment management fee	6,041,096
Bank loan fees and expenses	2,172,947
Administration fee	1,382,385
Custodian’s fees and expenses	465,036
Insurance expense	234,757
Reports to shareholders and proxy solicitation	213,495
Directors’ fees and expenses	146,930
Investor relations fees and expenses	143,700
Legal fees and expenses	125,839
Transfer agent’s fees and expenses	87,539
Independent auditors’ fees and expenses	55,595
Miscellaneous	84,899
Total operating expenses	11,154,218
Interest expense (Note 5)	7,260,333
Total expenses	18,414,551

Net investment income	63,483,506

Realized and Unrealized Gains/(Losses) on Investments, Swaps, Futures and Foreign Currencies

Net realized gain/(loss) on:
Investment transactions	20,966,110
Interest rate swaps	(2,678,308)
Futures contracts	(2,409,404)
Forward foreign currency exchange contracts	(6,477,498)
Foreign currency transactions	32,625,407
42,026,307

Net change in unrealized appreciation/(depreciation) on:
Investments (including $37,842 deferred capital gain tax)	10,180,872
Interest rate swaps	(4,575,395)
Futures contracts	971,142
Forward foreign currency exchange contracts	231,513
Foreign currency translation	16,909,175
23,717,307
Net gain on investments, swaps, futures and foreign currencies	65,743,614
Net Increase in Net Assets Resulting from Operations	$129,227,120

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Changes in Net Assets Applicable to Common Shareholders

	For the Six Months Ended April 30, 2010 (unaudited)	For the Year Ended October 31, 2009

Increase/(Decrease) in Net Assets Applicable to Common Shareholders

Operations
Net investment income	$63,483,506	$93,282,731
Net realized gain/(loss) on investment transactions, interest rate swaps and futures contracts	15,878,398	(16,816,407)
Net realized gain/(loss) on foreign currency transactions	26,147,909	(22,921,960)
Net change in unrealized appreciation/(depreciation) on investments, swaps and futures contracts	6,576,619	160,002,518
Net change in unrealized appreciation/(depreciation) on foreign currency translation	17,140,688	331,211,744
Net Increase in Net Assets Applicable to Common Shareholders Resulting From Operations	129,227,120	544,758,626

Distributions to common shareholders from:
Net investment income	(54,804,926)	(100,115,111)
Tax return of capital	–	(22,562,400)
Net decrease in net assets applicable to common shareholders resulting from distributions	(54,804,926)	(122,677,511)

Common Stock Transactions
Repurchase of common stock resulting in the reduction of 0 and 753,400 shares of common stock, respectively	–	(3,047,193)
Total increase in net assets applicable to common shareholders	74,422,194	419,033,922

Net Assets Applicable to Common Shareholders
Beginning of period	1,703,352,130	1,284,318,208
End of period (including distributions in excess of net investment income of ($11,514,941) and ($20,193,521), respectively)	$1,777,774,324	$1,703,352,130

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Cash Flows (unaudited)

For the Six Months Ended April 30, 2010

Increase/(Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities
Interest received (excluding discount and premium amortization of ($2,003,469))	$78,988,576
Operating expenses paid	(17,258,126)
Purchases of short-term portfolio investments, net	(789,000)
Purchases of long-term portfolio investments	(641,917,012)
Proceeds from sales of long-term portfolio investments	674,797,250
Realized loss on interest rate swap transactions	(2,249,327)
Payments on forward foreign currency exchange transactions, net	(6,423,546)
Payments made to broker for futures and interest rate swap agreements	(5,844,807)
Decrease in prepaid expenses and other assets	(150)
Net cash provided from operating activities	79,303,858
Cash flows from (used for) financing activities
Dividends paid to common shareholders	(54,804,936)
Net cash used for financing activities	(54,804,936)
Effect of exchange rate on cash	(6,803,221)
Net increase in cash	17,695,701
Cash at beginning of year	28,638,494
Cash at end of year	$46,334,195

Reconciliation of Net Increase in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided From Operating Activities
Net increase in net assets resulting from operations	$129,227,120
Increase in investments	32,222,743
Net realized gains on investments	(20,966,110)
Net realized losses on swap transactions	2,678,308
Net realized losses on futures transactions	2,409,404
Net realized foreign exchange gains	(32,625,407)
Net realized losses on forward exchange (hedging)	6,477,498
Net change in unrealized (appreciation)/depreciation on investments, futures and swaps	(6,576,619)
Net change in unrealized foreign exchange (gains)/losses	(17,140,688)
Increase in interest receivable	(876,012)
Decrease in receivable for investments sold	28,589,747
Decrease in payable for investments purchased	(33,433,029)
Payments made to broker for futures and interest rate swap agreements	(5,844,807)
Decrease in receivable for forward foreign currency exchange contracts closed	229,014
Decrease in payable for forward foreign currency exchange contracts closed	(6,652,560)
Increase in payable for interest rate swap interest	428,981
Decrease in payable for bank loan interest	(50,777)
Decrease in prepaid assets, accrued expenses and other liabilities	1,207,052
Total adjustments	(49,923,262)
Net cash provided from operating activities	$79,303,858

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Financial Highlights

	For the Six Months Ended April 30, 2010 (unaudited)		For the Year Ended October 31,
			2009	2008	2007	2006	2005
Per Share Operating Performance(1):
Net asset value per common share, beginning of period	$6.53		$4.91	$6.99	$6.46	$6.32	$6.42
Net investment income	0.24		0.35	0.42	0.44	0.40	0.41
Net realized and unrealized gains/(losses) on investments, swaps, futures and foreign currency transactions	0.25		1.73	(2.03)	0.63	0.27	(0.02)
Dividends to preferred shareholders from net investment income	–		–	(0.06)	(0.12)	(0.11)	(0.07)
Total from investment operations applicable to common shareholders	0.49		2.08	(1.67)	0.95	0.56	0.32
Distributions to common shareholders from:
Net investment income	(0.21)		(0.38)	(0.42)	(0.26)	(0.37)	(0.36)
Tax return of capital	–		(0.09)	–	(0.16)	(0.05)	(0.06)
Total distributions	(0.21)		(0.47)	(0.42)	(0.42)	(0.42)	(0.42)
Effect of Fund shares repurchased	–		0.01	0.01	–	–	–
Net asset value per common share, end of period	$6.81		$6.53	$4.91	$6.99	$6.46	$6.32
Market value, end of period	$6.83		$6.04	$4.18	$6.29	$6.10	$5.76

Total Investment Return Based on(2):
Market value	16.77%		58.26%	(28.40% )	10.18%	13.43%	(2.93% )
Net asset value	7.85%		45.66%	(24.32% )	15.62%	9.48%	5.18%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$1,777,774		$1,703,352	$1,284,318	$1,853,448	$1,712,017	$1,675,651
Average net assets applicable to common shareholders (000 omitted)	1,734,960		1,457,521	1,741,105	1,763,579	1,689,100	1,749,085
Operating expenses	2.14%	(5)	2.20%	1.85% (4)	1.24% (4)	1.22% (4)	1.22% (4)
Operating expenses without reimbursement	2.14%	(5)	2.22% (7)
Operating expenses, excluding interest expenses	1.30%	(5)	1.37%	1.22%	1.24%	1.22%	1.22%
Net investment income	7.38%	(5)	6.40%	5.51% (3)	4.80% (3)	4.65% (3)	5.11% (3)
Portfolio turnover	28%		68%	58%	32%	21%	16%
Senior securities (loan facility) outstanding (000 omitted)	$600,000		$600,000	$520,000	–	–	–
Senior securities (preferred stock) outstanding (000 omitted)	–		–	–	$600,000	$600,000	$600,000
Asset coverage ratio on revolving credit facility at year end(6)	396%		384%	347%	–	–	–
Asset coverage per $1,000 on revolving credit facility at year end	$3,963		$3,839	$3,470	–	–	–
Asset coverage ratio on preferred stock at year end(5)	–		–	–	409%	385%	379%
Asset coverage per share on preferred stock at year end	–		–	–	$102,227	$96,334	$94,819

(1)	Based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights (concluded)

(3)	Ratios are calculated on the basis of income, expenses and preferred dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratio of net investment income before preferred stock dividends to average net assets of common shareholders are 7.38%, 6.40%, 6.44%, 6.65%, 6.35% and 6.16%, respectively.
(4)	Includes expenses of both preferred and common stock.
(5)	Annualized.
(6)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Auction Market Preferred Stock, for investment purposes by the amount of any borrowings.
(7)	In 2009, the Fund filed a non-routine proxy to consider approval of a new sub-advisory agreement among the Fund, Investment Manager and Sub-Adviser. The Fund and the Investment Manager agreed to each bear equal responsibility with respect to the costs of soliciting proxies associated with the non-routine item.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited)

Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund’s investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. The Fund will seek to achieve its investment objective through investment in Australian and Asian debt securities. In order to comply with a rule adopted by the Securities and Exchange Commission under the 1940 Act regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Asia-Pacific Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings, for investment purposes, in Asian debt securities or securities denominated in, or linked to, the currency of an Asian country, and 20% of its net assets plus the amount of any borrowings for investment purposes, in Australian debt securities and New Zealand debt securities, or securities denominated in, or linked to, the currency of an Australian and/or New Zealand country. These 80% and 20% investment policies are a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days prior written notice to shareholders. There can be no assurance that the Fund will achieve its objectives.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The United States dollar is used as both the functional and reporting currency. However, the Australian dollar is the functional currency for federal tax purposes.

(a) Securities Valuation:

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Board of Directors. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades.

Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Directors.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Directors. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase, are valued at amortized cost, which approximates market value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Fund’s investment adviser or designee, are valued at fair value under procedures approved by the Board of Directors. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time (i.e., a “subsequent event”). Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

For the six months ended April 30, 2010, there have been no significant changes to the Procedures.

In accordance with Accounting Standards Codification 820 “Fair Value Measurements and Disclosures” (“ASC 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The valuation techniques maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each of the Fund’s investments as of April 30, 2010. For further information, please refer to the Portfolio of Investments that begins on page 8.

Assets	Level 1*	Level 2*	Level 3
Fixed Income Investments
Australia	$–	$965,469,225	$–
China	–	52,851,347	–
Hong Kong	–	205,868,249	–
India	–	89,761,211	–
Indonesia	–	186,901,952	–
Malaysia	–	143,282,742	–
New Zealand	–	4,064,253	–
Philippines	–	138,022,518	–
Singapore	–	110,610,880	–
South Korea	–	292,107,027	–
Thailand	–	37,360,515	–
Total Fixed Income Investments	–	2,226,299,919	–
Short-Term Investments	–	78,923,000	–
Total Investments	$–	$2,305,222,919	$–
Other Financial Instruments
Interest Rate Swap Agreements	$–	$–	$–
Futures Contracts	132,362	–	–
Forward Foreign Currency Exchange Contracts	–	2,029,638	–
Total Other Financial Instruments	$132,362	$2,029,638	$–
Total Assets	$132,362	$2,307,252,557	$–
Liabilities
Other Financial Instruments
Interest Rate Swap Agreements	$–	$(9,835,831)	$–
Futures Contracts	(443,040)	–	–
Forward Foreign Currency Exchange Contracts	–	(1,914,436)	–
Total Liabilities – Other Financial Instruments	$(443,040)	$(11,750,267)	$–

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Fixed Income Investments
Beginning balance 10/31/09:	$17,312,273
Total realized gains/losses:	–
Change in unrealized gains/losses:	676,747
Purchases
Transfers in and/out of Level 3:	17,989,020
Ending balance 04/30/10:	$–
The amount of total gains or losses for the year included in earnings (or change in net assets) attributable to the change in unrealized gains or losses relating to assets still held at 04/30/10:	676,747

*	At April 30, 2010, there were no significant transfers in or out of Level 1 and Level 2 fair value measurements.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

For the period ended April 30, 2010, there have been no significant changes to the fair valuation methodologies.

(b) Repurchase Agreements:

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. As of April 30, 2010, there were no repurchase agreements outstanding.

(c) Foreign Currency Translation:

Foreign currency amounts are translated into United States dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the end of the reporting period;

(ii)	purchases and sales of investment securities, income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest, and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represent foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

(d) Securities Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

(e) Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage both currency and interest rate risk for global debt securities. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Swaps:

The Fund enters into swaps to efficiently gain or hedge interest rate or currency risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Fund records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses on swap contracts transactions.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“Forward Contract”) involves an obligation to purchase and sell a specific currency at a future date, at a price set at the time of the contract. The Fund may enter into Forward Contracts in connection with security transactions or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Forward Contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the Forward Contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These unrealized and realized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates.

Futures Contracts:

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities or securities that the Fund intends to purchase against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish those Fund’s positions may not exceed 5% of the Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (“initial margin deposit”). Subsequent payments, known as “variation margins,” are made each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. A gain or loss equal to the variation margin is recognized on a daily basis. Futures contracts are valued daily at their last quoted sale price.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions for hedging purposes involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the value/market value of the underlying hedged assets.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

Summary of Derivative Instruments

The Fund has adopted Accounting Standards Codification 815, “Disclosure about Derivative Instruments and Hedging Activities.” The Fund may use derivatives for various purposes. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2010:

	Asset Derivatives		Liability Derivatives
	2010		2010
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Derivatives not accounted for as hedging instruments and its risk exposure

Interest rate swaps (interest rate risk)	Unrealized appreciation on interest rate swaps	$–	Unrealized depreciation on interest rate swaps	$9,835,831

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward and spot foreign currency exchange contracts	2,029,638	Unrealized depreciation on forward foreign currency exchange contracts	1,914,436

Futures contracts (market risk)*	Variation margin receivable for futures contracts	132,362	Variation margin payable for futures contracts	(443,040)
Total		$2,162,000		$11,307,227

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Portfolio of Investments.

The Effect of Derivative Instruments on the Statement of Operations

Six months ended April 2010

Amount of Realized Gain (Loss) on

Derivatives Recognized in Income

Derivatives Not counted for as Hedging Instruments under Statement 133(a)	Location of Gain or (Loss) On Derivatives Recognized in Income	Realized Gain or (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain or (Loss) on Derivatives Recognized in Income
	Realized and Unrealized Gains/(Losses) on Investments, Swaps, Futures and Foreign Currencies
Interest rate swaps (interest rate risk)		$(2,678,268)	$(4,575,395)
Forward foreign exchange contracts (foreign exchange risk)		(6,477,498)	231,513
Futures contracts (market risk)		(2,409,404)	971,142
Total		$(11,565,170)	$(3,372,740)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the six months ended April 30, 2010.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

(f) Credit-Linked Notes

The Fund invests in credit linked securities, which are unstructured, unleveraged pass-through vehicles to an underlying security denominated in a local currency, used for the purposes of efficiently managing access to the market and interest rate risk. For instance, the Fund may invest in credit linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. The Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the Securities Act of 1933. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

(g) Recent Accounting Pronouncements:

In January 2010, Financial Accounting Standards Board issued Accounting Standards Update 2010-06 (“ASU 2010-06”) to ASC 820-10, “Fair Value Measurements and Disclosures – Overall”. The amendment requires the disclosure of input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. In addition, transfers between all levels must be disclosed on a gross basis including the reason(s) for the transfer(s). Purchases, sales, issuances, and settlements in the Level 3 rollforward must be disclosed on a gross basis. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 rollforward of activity is effective for interim and fiscal periods beginning after December 15, 2010. The Fund has adopted a policy of recognizing significant transfers between Level 1 and Level

2 at the reporting period end. A significant transfer is a transfer, in aggregate, whose value is greater than 5% of the net assets of the Fund on the recognition date.

(h) Distributions:

It is the Fund’s current policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Distributions to common shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

(i) Federal Income Taxes:

For federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the Australian dollar as the functional currency. Accordingly, only realized currency gains/ (losses) resulting from the repatriation of Australian dollars into U.S. dollars are recognized for U.S. tax purposes.

The Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for each of the four years in the period ended October 31, 2009 are subject to such review.

(j) Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets Applicable to Common Shareholders and additional information on cash receipts and cash

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash at brokers in segregated accounts for financial futures contracts because it is designated as collateral.

2. Agreements

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund, pursuant to a management agreement. Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Management Investment Services Limited (the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively. The Investment Manager, the Investment Adviser and the Sub-Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of such assets between $200 million and $500 million, 0.55% of such assets between $500 million and $900 million, 0.50% of such assets between $900 million and $1.75 billion and 0.45% of such assets in excess of $1.75 billion. Managed Assets are defined in the management agreement to mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $1,157,919 to the Investment Adviser during the six months ended April 30, 2010. As compensation for its services under the Sub-Advisory Agreement, the Sub-Adviser will receive an annual fee paid by the Investment Manager in the amount of $100,000, to be paid in monthly increments.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly. Through January 31, 2010, AAMI received a fee at an annual rate of 0.15% of the Fund’s average weekly Managed Assets up to $600 million and 0.125% of the Fund’s average weekly Managed Assets in excess of $600 million. Effective February 1, 2010, the annual fee rate is 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. In December 2009, the Board approved an amended Investor Relations Services Agreement, effective March 1, 2010, that includes enhanced investor relations services for the Fund. During the six months ended April 30, 2010, the Fund incurred fees of approximately $126,855. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

3. Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2010 were $608,483,983 and $653,154,831, respectively.

4. Common Stock

There are 400 million shares of $0.01 par value common stock authorized. At April 30, 2010, there were 260,975,744 common shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The Board of Directors amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to NAV is at least 8%. For the six months ended April 30, 2010 and fiscal years ended October 31, 2009, the Fund repurchased 0 and 753,400 shares, respectively, through this program. The weighted average discount on shares repurchased by the Fund was 19.7% for the fiscal year ended October 31, 2009.

5. Revolving Credit Facility

On April 14, 2010, the Fund entered into a $600 million loan facility with a syndicate of major financial institutions led by The Bank of Nova Scotia. As of April 30, 2010, the balance of the loan outstanding was $600 million, and the average interest rate on the

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

loan facility was 2.41%. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the line of credit may be invested at higher rates than incurred under the line of credit. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. The loan facility was renewed for another 364 day term on April 14, 2010. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well commitment fees for any portion of the loan facility not drawn upon at any time during the period.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser, or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility.

6. Portfolio Investment Risks

(a) Credit and Market Risk

Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Funds.

(b) Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

(c) Concentration Risk:

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

7. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

8. Tax Cost of Investments

The United States federal income tax basis of the Fund’s investments and net unrealized appreciation as of April 30, 2010 were as follows:

Cost	Appreciation	Depreciation	Net Unrealized Appreciation
$2,120,396,071	$190,757,963	$5,931,115	$184,826,848

9. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the Financial Statements as of April 30, 2010. However, the following are details relating to subsequent events that occurred since April 30, 2010.

The Fund declared monthly distributions of 3.5 cents per share payable on June 11, 2010 and July 16, 2010 to common shareholders of record as of May 28, 2010 and June 30, 2010, respectively. At a meeting of the Fund’s Board held on May 5, 2010, the Board of Directors approved the change of the Fund’s Transfer Agent. Effective September 24, 2010, Computershare Trust Company, N.A. will replace the Bank of New York Mellon Corporation as the Transfer Agent.

10. Change in Independent Registered Public Accounting Firm, (unaudited)

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Fund for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Directors engaged KPMG LLP to replace PwC as the independent registered public accounting firm for the Fund.

The report of the financial statements, previously issued by PwC for the Fund for the two most recent fiscal year ended October 31, 2008, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. For the fiscal year ended October 31, 2008 and through the date of the auditor change, there were no disagreements between the Fund and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwC’s reports on the financial statements of such period.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Friday, March 5, 2010 at 1735 Market Street, Philadelphia, Pennsylvania. The description of the proposals and number of shares voted at the meeting are as follows:

1.	To elect two directors to serve as Class I directors for three year terms and until their successors are duly elected and qualify:

	Votes For	Votes Withheld
John T. Sheehy	205,074,728	4,475,854
Neville J. Miles	205,472,069	4,078,513

Directors whose term of office continued beyond this meeting are as follows: Martin J. Gilbert, P. Gerald Malone, William J. Potter, Peter D. Sacks, and Brian M. Sherman.

Aberdeen Asia-Pacific Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Brian M. Sherman

Officers

Christian Pittard, President

Megan Kennedy, Vice President and Secretary

Vincent McDevitt, Chief Compliance Officer and Vice President – Compliance

Andrea Melia, Treasurer and Principal Accounting Officer

Lucia Sitar, Vice President and Assistant Secretary

William Baltrus, Vice President

Martin Gilbert, Vice President

Alan Goodson, Vice President

Stuart Gray, Vice President

Anthony Michael, Vice President

Jennifer Nichols, Vice President

Victor Rodriguez, Vice President

Timothy Sullivan, Vice President

Sharon Greenstein, Assistant Treasurer

Matthew Keener, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Management Investment Services Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

The Bank of New York Mellon Corporation

Shareholder Relations Department

480 Washington Blvd.

Jersey City, NJ 07310

1-866-221-1606

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2010 were not audited and accordingly, no opinion is expressed therein.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the NYSE Amex Equities Exchange under the symbol “FAX”. Information about the Fund’s net asset value and market price is available at www.aberdeenfax.com

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2   –   Code of Ethics.

Not applicable to this filing.

Item 3   –   Audit Committee Financial Expert.

Not required to be included in this filing.

Item 4   –   Principal Accountant Fees and Services.

Not required to be included in this filing.

Item 5   –   Audit Committee of Listed Registrants.

Not required to be included in this filing.

Item 6   –   Investments.

(a)	Included as part of the Report to Stockholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7   –   Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not required to be included in this filing.

Item 8   –   Portfolio Managers of Closed-End Management Investment Companies.

(a) The information provided for Item 8 details a newly identified Portfolio Manager.

(1) The information in the table below is as of April 30, 2010.

Individual & Position	Services Rendered	Past Business Experience
Stuart Gray BS Business (Finance and Economics), Graduate Diploma in Applied Finance and Investment (Commenced June 2007) Portfolio Manager	Responsible for portfolio management.	Currently, a portfolio manager on the Australian fixed income team. Joined Aberdeen in 2007, following the acquisition of Deutsche Asset Management (Australia) Limited. Joined Deutsche in September 2000 as a member of the fixed income team and was a senior manager specializing in credit analysis.

(2)

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
Stuart Gray	2	$2,867.12	21	$2,523.38	55	$13,513.31

Total assets are as of April 30, 2010 and have been translated to U.S. dollars at a rate of £1.00 = $1.5307.

There are no accounts with respect to which part of the advisory fee is based on the performance of the account.

(3) The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC and its subsidiaries, including the Registrant’s Investment Manager and its Investment Adviser (the “Aberdeen Group”) as of April 30, 2010.

The Aberdeen Group recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of the Aberdeen Group and a long-term incentive plan for key staff members comprised of a mixture of cash, options, and shares. Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term. These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen Group member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment. In accordance with this need for flexibility, the Aberdeen Group takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers. When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary

The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. The Aberdeen Group uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus

The Aberdeen Group’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme. The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of the Aberdeen Group’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of the Aberdeen Group’s profitability.

Staff performance is reviewed formally once a year. The review process looks at all of the ways in which an individual has contributed to the Aberdeen Group, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual’s performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. Discretionary bonuses are not formally laid down and generally range from 10% to 50% of annual salary for portfolio managers.

In the calculation of a portfolio manager’s bonus, the Aberdeen Group takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. The split between the two will vary but generally around 80% of bonus will be determined by investment related matters, the remaining 20% will be more subjective in nature. Each Fund’s performance is judged against the benchmark as established in the relevant Fund’s most recent shareholder report. Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered.

Although performance is not a substantial portion of a portfolio manager’s compensation, the Aberdeen Group also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, not only would the portfolio manager be in breach of the Aberdeen Group Code of Ethics, but any such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long Term Incentives

As part of an effective remuneration package, a long-term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving performance and thereby increasing the value of the Aberdeen Group for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

Conflicts of Interest

The portfolio manager’s management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

Another potential conflict could include instances in which securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Adviser that the benefits from the Adviser’s organization outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Fund has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

(4)

(a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of April 30, 2010
Stuart Gray	$0

(b) Not applicable.

Item 9   –   Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1 through November 30, 2009	0	0	0	26,097,574
December 1 through December 31, 2009	0	0	0	26,097,574
January 1 through January 31, 2010	0	0	0	26,097,574
February 1 through February 29, 2010	0	0	0	26,097,574
March 1 through March 31, 2010	0	0	0	26,097,574
April 1 through April 30, 2010	0	0	0	26,097,574
Total	0	0	0	—

[1]

The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10   –   Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2010, there were no material changes to the policies by which stockholders may recommend nominees to the Fund’s Board.

Item 11   –   Controls and Procedures.

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12   –   Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Asia-Pacific Income Fund, Inc.

By:	/s/ CHRISTIAN PITTARD
Christian Pittard,
President of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: June 29, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ CHRISTIAN PITTARD
Christian Pittard,
President of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: June 29, 2010

By:	/s/ ANDREA MELIA
Andrea Melia,
Treasurer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: June 29, 2010

Exhibit List

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications